Long-Term Investments (Tables)	12 Months Ended
Jun. 30, 2025
Long-Term Investments [Abstract]
Schedule of Long Term Investments

Long term investments as of June 30, 2024 and 2025 consist of the following:

	As of June 30,
	2024	2025
	RMB	RMB

Equity investment (i)	3,002	28,254
Investment accounted for at fair value (ii)	6,008	30,812
Total	9,010	59,066

(i)	In March 2024, the Group entered into a partnership agreement with third party investors in China to form a limited partnership enterprise (the “Partnership Enterprise”) for future investing activities in the consumer market in China. In accordance with the agreement, the Group served as one of the limited partners and agreed to subscribe for 43.29% of the equity interests in the Partnership Enterprise by contributing a sum of RMB100,000 aggregately as the capital of the Partnership Enterprise. The Group applied equity method of accounting to this investment in accordance with ASC 323 because the Group has significant influence over the Partnership Enterprise but does not have a controlling financial interest. As of June 30, 2024 and 2025, RMB3,000 and RMB23,000 was paid by the Group as part of the agreed capital contribution to the Partnership Enterprise.

During the year ended June 30, 2025, the Group acquired Shenzhen Letsvan (Note 3), who held a 49% equity interest in a PRC private company (the “Investee”) and had the ability to exercise significant influence over the Investee. The equity investment of the Investee amounted to RMB5,094 as of June 30, 2025.

For the years ended June 30, 2024 and 2025, the Company recognized the share of profit from equity method investments of RMB2 and RMB1,388, respectively.

(ii)	In May 2024, the Group completed an investment in 12,500,000 series angel preferred shares issued by an unlisted technology company (the “Investee”) by (i) paying US$500 in cash and (ii) contracting to provide future advertising services with fair value of US$343 at the contract inception date. The Group has the right to request the Investee to redeem all or part of the outstanding preferred shares at any time upon the occurrence of certain redemption events.

The Group accounted for the investment in the preferred shares under the fair value option in accordance with ASC 825. The fair value of the investment in the preferred shares was estimated by using the back-solve method, which derives the implied equity value of a company by referencing to the transaction price of a recent, arm’s length transaction of the company’s own security. Under the back-solve method, option-pricing model is employed to allocate the implied equity value to different classes of shares (with consideration of their individual rights and preferences) so as to come up with the fair value of each class of shares. This method requires making assumptions on the probability of different liquidity events and the expected time to the liquidity events, volatility, and risk-free rate. The Group classifies the valuation techniques that use these inputs as Level 3 of fair value measurement.

The Group determined that there was no material change in fair value of the investment in the preferred shares during the period from investment completion date to June 30, 2024. For the year ended June 30, 2025, the Company recorded RMB24.9 million fair value gain in “Others, net” in the consolidated statements of operations and comprehensive (loss)/income.